Exhibit 10.2


                 CONFIDENTIALITY AND NON-COMPETITION AGREEMENT
                 ---------------------------------------------

         This CONFIDENTIALITY AND NON-COMPETITION AGREEMENT (referred to herein as this "Agreement") is made and entered by and between __________ ("Employee") and The Middleby Corporation (the "Company") as of this ___ day of ______, 2005 (the "Agreement Date").

                                R E C I T A L S:
                                ---------------

         WHEREAS, the Company and Employee acknowledge that they have a confidential relationship and that, in the course of employment by the Company, Employee will acquire, develop, be provided with and become privy to valuable confidential, restricted, and proprietary information pertaining to the Company and its business; and

         WHEREAS, pursuant to the terms of The Middleby Corporation 1998 Stock Option Plan (the "Plan") and Employee's Non-Qualified Stock Option Agreement dated as of ___________________ (the "Option Agreement"), Employee has been granted a non-qualified option (the "Option") to purchase the number of shares specified in the Option Agreement conditioned upon entering into this Agreement.

         NOW, THEREFORE, in consideration of Employee's Option, the benefits to be gained by the performance thereof, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Confidentiality.

            (a) Employee will hold all "Confidential Information" (as defined below) in strictest confidence at all times during and after Employee's employment, and will not use or disclose such Confidential Information on Employee's own behalf, or on the behalf of any third parties, to any business, individual, partner, firm, corporation, or other entity, at any time, other than as required in performance of Employee's duties on behalf of the Company or unless first authorized in writing by an executive officer of the Company. In the event that Employee is required by law to disclose any Confidential Information, Employee will give the Company prompt written notice prior to such disclosure and provide the Company with reasonable assistance in obtaining an order to protect the Confidential Information from public disclosure.

         (b) For purposes of this Agreement, "Confidential Information" shall mean any confidential or proprietary information about the Company and/or any person, firm, company, or other organization that directly, or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the Company (each, an "Affiliate," and together, "Affiliates"), and their joint or respective products, services or clients, which is developed by or for the Company or its Affiliate or which is owned or used in the course of business by the Company or its Affiliates, including, but in no way limited to: (i) information relating to research, development, patent and copyright development and licensing thereof, trade secrets, inventions, formulas, designs, drawings, specifications and engineering, laboratory analysis, production processes, or equipment; (ii) information related to the specific or unique marketing techniques, price lists, pricing policies, sales, services, costs, business methods, formulas, product specifications or business planning of the Company or its Affiliates; (iii) information relating to the names of customers of the Company or its Affiliates and their representatives, customer services, or the type, quantity and specifications of products purchased by or from customers which came into Employee's knowledge, possession, or control in connection with his or her employment; and (iv) information relating to the specific or unique computer programs, software, techniques or equipment of the Company or its Affiliates. The term "Confidential Information" does not include information, materials or devices which are generally known to the public (other than as a result of an improper or unauthorized disclosure by Employee in violation of the terms hereof) or information, materials or devices that are not in any manner competitively sensitive to the Company or any of its Affiliates.

         2. Non-Competition.

           (a) During the "Restricted Period" (as defined below), Employee will not engage in "Competitive Activities" (as defined below) within the "Covered Area" (as defined below) unless first authorized in writing by an executive officer of the Company.

           (b) For purposes of this Agreement:

               (i) "Restricted Period" means the period during which Employee is employed with the Company or its Affiliates and, in the event that Employee voluntarily terminates employment prior to the fifth anniversary of the Agreement Date, a one (1) year period following such termination. Notwithstanding the foregoing, the lapse or expiration of the Restricted Period shall not extinguish or effect any obligations or restrictions that may otherwise be applicable to Employee, including, but not limited to, with respect to Confidential Information as provided under this Agreement.

               (ii) "Competitive Activities" means rendering the same services or substantially the same services, or being involved in the same capacity or substantially the same capacity as Employee was, for the Company or any of its Affiliates, whether as an officer, director, employee, consultant, agent, owner or shareholder (excluding ownership of less than five percent (5%) of the stock of a publicly traded company), in the manufacture, development, promotion, distribution or sale of any cooking or warming products or services which are the same as or competitive with any products or services of any of the businesses of the Company or its Affiliates in which Employee has participated in any material respect during Employee's last twelve (12) months of employment (including any products or services known to Employee to be in development or which Employee knew the Company or its Affiliates had plans to sell within the succeeding twelve (12) months) (the "Covered Products").

               (iii) "Covered Area" means any state, county, city, town, province or comparable unit of local government where the Covered Products are now or hereafter manufactured, marketed, distributed or sold by the Company or any of its Affiliates. Employee expressly acknowledges that as of the Agreement Date the products of the Company and its Affiliates are manufactured, marketed, distributed and sold in Canada, China, India, Korea, Mexico, the Philippines, Spain, Taiwan, the United Kingdom and the United States.

         3. Business Relationship Non-Solicit/Non-Interference. During the Restricted Period, Employee will not: (a) directly or indirectly solicit, induce or influence (or attempt to solicit, induce or influence) any clients, customers, vendors or suppliers of the Company or its Affiliates with which Employee was involved as part of Employee's job responsibilities during Employee's last twelve (12) months of employment to divert their business to any business, individual, partner, firm, corporation, or other entity that is a current or prospective competitor of the Company or its Affiliates (each such person or entity, a "Competitor of the Company"), or to terminate his, her or its relationship with the Company; (b) interfere with or damage (or attempt to interfere with or damage) any relationship and/or agreement between any of the Company or its Affiliates and known potential or current clients, customers, vendors or suppliers of any of the Company or its Affiliates; or (c) otherwise intentionally interfere with or damage the business or accounts of the Company or its Affiliates.

         4. Employee Non-Solicit. During Restricted Period, Employee will not:
(a) directly or indirectly solicit, induce or cause (or attempt to solicit, induce or cause) another person in the employ of the Company or its Affiliates to terminate his or her employment for the purposes of joining, associating, consulting or becoming employed with any Competitor of the Company; or (b) make known to any potential employer, firm, corporation, association, or other entity the names or addresses of, or any information pertaining to, any current or former employee of the Company or its Affiliates.

         5. Return of the Company's Property and Confidential Information. Upon request by the Company at any time, and, in any event, upon the termination of Employee's employment, whether voluntary or involuntary, Employee will return to the Company, and not retain copies, electronic versions, duplicates or printouts of, all documents, materials, equipment, devices and property belonging to the Company or its Affiliates or containing Confidential Information, including, but not limited to, computer files, e-mails, correspondence, notes, memoranda, reports and manuals, and copies, electronic versions, duplicates or printouts thereof. This provision is intended to include all documents, materials, equipment and devices made or compiled by Employee, as well as all materials furnished to Employee by any third party. At the Company's request, Employee will confirm in writing his or her compliance with the requirements of this provision.

         6. Acknowledgements.

            (a) Employee acknowledges the importance of the restrictions and obligations contained in this Agreement and that (i) Confidential Information is valuable proprietary information of the Company and its Affiliates which the Company and its Affiliates have devoted, and will continue to devote, substantial resources to develop and to protect, (ii) the business of the Company and its Affiliates is intensely competitive and the use or disclosure of Confidential Information could be damaging to the business operations of the Company and/or its Affiliates, particularly if such disclosure is by or to a Competitor of the Company, vendor, or service provider, (iii) Employee provides unique and extraordinary services to the Company which involve Employee's use and access to particularly sensitive and valuable Confidential Information,
(iv) the restrictions and obligations contained in this Agreement are reasonable and necessary to safeguard the Company's legitimate protectable business interests, including, but not limited to, with respect to Confidential Information and the development, at significant costs to the Company and its Affiliates, of customer and employee relationships, (v) Employee has and will continue to come into contact with Confidential Information and develop relationships with customers and employees of the Company or its Affiliates solely due to Employee's employment with the Company or its Affiliates, and
(vi) the restrictions and obligations contained in this Agreement are in addition to, and do not limit or supercede, any preexisting obligations Employee may have to the Company or its Affiliates concerning such matters, including confidentiality, competition, solicitation of customers and employees, non-interference and return of Company property.

         (b) In addition, Employee recognizes and agrees that any violation or threatened or anticipated violation of any part of this Agreement will result in irreparable harm and continuing damage to the Company, and that the remedy at law for any such breach or threatened or anticipated breach will be inadequate. Accordingly, in addition to any other legal or equitable remedies that may be available to the Company or its Affiliates, Employee acknowledges and agrees that the Company shall be entitled to seek and obtain an injunction or injunctions, without bond or other security, to prevent any breach or threatened or anticipated breach of this Agreement.

         7. Cancellation of Options and "Clawback" of Proceeds.

            (a) In the event of a violation of the restrictions and obligations contained in this Agreement by Employee, in addition and without prejudice to any other remedies the Company may have, the Option shall be rescinded and Employee (or, if applicable, his or her heirs, beneficiaries or estate) shall promptly, at the Company's request (i) sell back to the Company all "Acquired Shares" (as defined below) held by Employee (or, if applicable, his or her heirs, beneficiaries or estate) for a per share price equal to the per share exercise price paid by Employee pursuant to the Option Agreement to acquire such shares (the "Exercise Price"), and (ii) to the extent such Acquired Shares have previously been sold or otherwise disposed of by Employee (or, if applicable, by his or her heirs, beneficiaries or estate), repay to the Company the excess of (x) the aggregate Fair Market Value (as defined below) of such Acquired Shares on the date of such sale or disposition over (y) the aggregate Exercise Price of such Acquired Shares. For purposes of this Section 7, the amount of the repayment described herein shall not be affected by whether Employee (or, if applicable, his or her heirs, beneficiaries or estate) actually received such Fair Market Value with respect to such sale or other disposition.

            (b) For purposes of this Agreement, "Acquired Shares" shall mean shares of Company common stock that were acquired upon exercise of the Option granted to Employee by the Company, and "Fair Market Value" shall mean, as of any given date: (i) if the shares are publicly traded, the closing sale price of a share on the date preceding such given date as reported in the Western Edition of The Wall Street Journal or (ii) if the shares are not publicly traded, the fair market value of a share as otherwise determined by the Company in its sole discretion.

         8. Future Engagements and Employment. Prior to providing any services to any future employer or business entity during the Restricted Period, Employee agrees to inform the Company of the nature of the services to be provided and, if directed in writing by the Company, to provide a copy of this Agreement to such employer or business entity for whom Employee is to provide services so that the employer or business entity will be cognizant of Employee's promises and obligations hereunder.

         9. No Right to Continued Employment. This Agreement shall not confer upon Employee any right with respect to continued employment with the Company or its Affiliates, nor shall it alter, modify, limit or interfere with any right or privilege of the Company or its Affiliates under any employment contract or other agreement or arrangement heretofore or hereinafter executed with the Employee, including the right to terminate the Employee's employment at any time for or without cause, to change the Employee's level of compensation, or to change the Employee's responsibilities or position.

         10. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to Employee at the address appearing in the personnel records of the Company for such Employee or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

         11. Waiver. The failure of either party to this Agreement to enforce any of its terms, provisions or covenants shall not be construed as a waiver of the same or of the right of such party to enforce the same. Waiver by either party hereto of any breach or default by the other party of any term or provision of this Agreement shall not operate as a waiver of any other breach or default.

         12. Severability. In the event that any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforce ability of the remainder of the Agreement shall not in any way be affected or impaired thereby. Moreover, if any one or more of the provisions contained in this Agreement shall be held to be excessively broad as to duration, scope, activity or subject, such provisions shall be construed by limiting and reducing them so as to be enforceable to the maximum extent allowed by applicable law.

         13. Governing Law; Consent to Jurisdiction. Employee agrees and acknowledges that: (a) other employees of the Company granted options are subject to a form of agreement similar to this Agreement; (b) other individuals involved with the Company, including future employees, may execute a form of agreement similar to this Agreement; (c) the foregoing employees and individuals live and work in various locations across the United States; and
(d) the Company has a legitimate interest in the uniform legal interpretation and application of this Agreement. Accordingly, the interpretation, performance and enforcement of this agreement and any disputes between Employee and the Company arising under it shall be governed by, and construed in accordance with, the laws of Illinois, the site of the company's principal place of business, without regard to its conflict of law rules. The parties further hereby irrevocably consent to the jurisdiction of the federal and state courts located within the state of Illinois in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement. Each party hereby irrevocably consents to the service of any and all process in any such suit, action or proceeding by the delivery of such process to such party at the address and manner specified for notices under this agreement.

         14. Assignment. This Agreement and all rights hereunder are personal to Employee and may not, unless otherwise specifically permitted herein, be assigned by Employee. Notwithstanding anything else in this Agreement to the contrary, the Company may assign this Agreement to its successors or assigns, including to any person, firm, company, or other organization or entity acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets or business.

         15. Descriptive Headings. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         16. Entire Agreement; Option Subject to Plan. This Agreement, the Option Agreement and the Plan contain the entire understanding and agreement of the parties concerning the subject matter hereof, and supersede all earlier negotiations and understandings, written or oral, between the parties with respect thereto, except as is otherwise expressly provided herein, for example, in Section 6(a)(vi). The Option Agreement and this Agreement are subject to the terms and conditions of the Plan. By entering into this Agreement, Employee agrees and acknowledges that Employee has received and read a copy of the Plan. The terms and provisions of the Plan as it may be amended from time-to-time are hereby incorporated herein by reference.

                           [Signature page follows.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement.


ACCEPTED & AGREED:

                                         THE MIDDLEBY CORPORATION



______________________________           By:_________________________________
Employee:                                Its: ___________________________


Date:__________________________          Date: _____________________________